                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

   AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
   AIM FUNDS GROUP (INVESCO FUNDS GROUP)
   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
   AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
   AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
   AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
   INVESCO QUALITY MUNICIPAL INCOME TRUST
   INVESCO SECURITIES TRUST
   INVESCO VALUE MUNICIPAL INCOME TRUST
   on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

  INVESCO ADVISERS, INC.

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

                                              EXHIBIT A TO ADVISORY FEE MOA

       AIM COUNSELOR                                      WAIVER DESCRIPTION                      EFFECTIVE DATE EXPIRATION
       SERIES TRUST                                                                                                 DATE
       (INVESCO COUNSELOR
       SERIES TRUST)

Invesco Strategic Real Return Fund    Invesco will waive advisory fees in an amount equal to the
                                      advisory fees earned on underlying affiliated investments     4/30/2014    04/30/2015

       AIM INVESTMENT                                     WAIVER DESCRIPTION                      EFFECTIVE DATE EXPIRATION
       FUNDS (INVESCO                                                                                               DATE
       INVESTMENT FUNDS

Invesco Global Targeted Returns Fund  Invesco will waive advisory fees in an amount equal to the
                                      advisory fees earned on underlying affiliated investments     12/17/2013   12/31/2015

Invesco Strategic Income Fund         Invesco will waive advisory fees in an amount equal to the
                                      advisory fees earned on underlying affiliated investments      5/2/2014    05/31/2015

       AIM TREASURER'S                                    WAIVER DESCRIPTION                      EFFECTIVE DATE EXPIRATION
       SERIES TRUST                                                                                                 DATE
       (INVESCO TREASURER'S
       SERIES TRUST)

Premier Portfolio                     Invesco will waive advisory fees in the amount of 0.07% of
                                                 the Fund's average daily net assets                 2/1/2011    12/31/2014

Premier U.S. Government Money         Invesco will waive advisory fees in the amount of 0.07% of
Portfolio                                        the Fund's average daily net assets                 2/1/2011    12/31/2014

                                  EXHIBIT "B"
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                     EFFECTIVE DATE    COMMITTED UNTIL
---------                                                    ----------------- -----------------
Invesco American Franchise Fund                              February 12, 2010 December 31, 2014
Invesco California Tax-Free Income Fund                      February 12, 2010 December 31, 2014
Invesco Core Plus Bond Fund                                       June 2, 2009 December 31, 2014
Invesco Equally-Weighted S&P 500 Fund                        February 12, 2010 December 31, 2014
Invesco Equity and Income Fund                               February 12, 2010 December 31, 2014
Invesco Floating Rate Fund                                        July 1, 2007 December 31, 2014
Invesco Global Real Estate Income Fund                            July 1, 2007 December 31, 2014
Invesco Growth and Income Fund                               February 12, 2010 December 31, 2014
Invesco Low Volatility Equity Yield Fund                          July 1, 2007 December 31, 2014
Invesco Pennsylvania Tax Free Income Fund                    February 12, 2010 December 31, 2014
Invesco S&P 500 Index Fund                                   February 12, 2010 December 31, 2014
Invesco Small Cap Discovery Fund                             February 12, 2010 December 31, 2014
Invesco Strategic Real Return Fund                              April 30, 2014    April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                    EFFECTIVE DATE  COMMITTED UNTIL
---------                                                    -------------- -----------------
Invesco Charter Fund                                          July 1, 2007  February 28, 2015
Invesco Diversified Dividend Fund                             July 1, 2007  February 28, 2015
Invesco Summit Fund                                           July 1, 2007  February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco European Small Company Fund                           July 1, 2007  April 30, 2015
Invesco Global Core Equity Fund                               July 1, 2007  April 30, 2015
Invesco International Small Company Fund                      July 1, 2007  April 30, 2015
Invesco Small Cap Equity Fund                                 July 1, 2007  April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Convertible Securities Fund                          February 12, 2010 April 30, 2015
Invesco Global Low Volatility Equity Yield Fund                   July 1, 2007 April 30, 2015
Invesco Mid Cap Core Equity Fund                                  July 1, 2007 April 30, 2015
Invesco Multi-Asset Inflation Fund                              April 30, 2014 April 30, 2015
Invesco Small Cap Growth Fund                                     July 1, 2007 April 30, 2015
Invesco U.S. Mortgage Fund                                   February 12, 2010 April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                         EFFECTIVE DATE  COMMITTED UNTIL
----                                                         -------------- -----------------
Invesco Asia Pacific Growth Fund                               July 1, 2007 February 28, 2015
Invesco European Growth Fund                                   July 1, 2007 February 28, 2015
Invesco Global Growth Fund                                     July 1, 2007 February 28, 2015
Invesco Global Opportunities Fund                            August 3, 2012 February 28, 2015
Invesco Global Small & Mid Cap Growth Fund                     July 1, 2007 February 28, 2015
Invesco International Core Equity Fund                         July 1, 2007 February 28, 2015
Invesco International Growth Fund                              July 1, 2007 February 28, 2015
Invesco Select Opportunities Fund                            August 3, 2012 February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                           EFFECTIVE DATE    COMMITTED UNTIL
----                                                         ------------------ -----------------
Invesco All Cap Market Neutral Fund                           December 17, 2013 December 31, 2015
Invesco Balanced-Risk Allocation Fund/1/                           May 29, 2009 February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund/2/              November 29, 2010 February 28, 2015
Invesco China Fund                                                 July 1, 2007 February 28, 2015
Invesco Developing Markets Fund                                    July 1, 2007 February 28, 2015
Invesco Emerging Markets Equity Fund                               May 11, 2011 February 28, 2015
Invesco Emerging Market Local Currency Debt Fund                  June 14, 2010 February 28, 2015
Invesco Endeavor Fund                                              July 1, 2007 February 28, 2015
Invesco Global Health Care Fund                                    July 1, 2007 February 28, 2015
Invesco Global Infrastructure Fund                                  May 2, 2014      May 31, 2015
Invesco Global Market Neutral Fund                            December 17, 2013 December 31, 2015
Invesco Global Markets Strategy Fund/3/                      September 25, 2012 February 28, 2015
Invesco Global Targeted Returns Fund/4/                       December 17, 2013 December 31, 2015
Invesco International Total Return Fund                            July 1, 2007 February 28, 2015
Invesco Long/Short Equity Fund                                December 17, 2013 December 31, 2015
Invesco Low Volatility Emerging Markets Fund                  December 17, 2013 December 31, 2015
Invesco Macro International Equity Fund                       December 17, 2013 December 31, 2015
Invesco Macro Long/Short Fund                                 December 17, 2013 December 31, 2015
Invesco Pacific Growth Fund                                   February 12, 2010 February 28, 2015
Invesco Premium Income Fund                                   December 13, 2011 February 28, 2015
Invesco Select Companies Fund                                      July 1, 2007 February 28, 2015
Invesco Strategic Income Fund                                       May 2, 2014      May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Corporate Bond Fund                                  February 12, 2010  June 30, 2014
Invesco Global Real Estate Fund                                   July 1, 2007  June 30, 2014
Invesco High Yield Fund                                           July 1, 2007  June 30, 2014
Invesco Limited Maturity Treasury Fund                            July 1, 2007  June 30, 2014
Invesco Money Market Fund                                         July 1, 2007  June 30, 2014
Invesco Real Estate Fund                                          July 1, 2007  June 30, 2014
Invesco Short Term Bond Fund                                      July 1, 2007  June 30, 2014
Invesco U.S. Government Fund                                      July 1, 2007  June 30, 2014

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
    Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco American Value Fund                                  February 12, 2010  June 30, 2014
Invesco Comstock Fund                                        February 12, 2010  June 30, 2014
Invesco Energy Fund                                               July 1, 2007  June 30, 2014
Invesco Dividend Income Fund                                      July 1, 2007  June 30, 2014
Invesco Gold & Precious Metals Fund                               July 1, 2007  June 30, 2014
Invesco Mid Cap Growth Fund                                  February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                                 February 12, 2010  June 30, 2014
Invesco Technology Fund                                           July 1, 2007  June 30, 2014
Invesco Technology Sector Fund                               February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund                             February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco High Yield Municipal Fund                            February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income Fund              February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                                February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund                        February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                                      July 1, 2007  June 30, 2014
Invesco Tax-Free Intermediate Fund                                July 1, 2007  June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco V.I. American Franchise Fund                         February 12, 2010 April 30, 2015
Invesco V.I. American Value Fund                             February 12, 2010 April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund/5/                December 22, 2010 April 30, 2015
Invesco V.I. Comstock Fund                                   February 12, 2010 April 30, 2015
Invesco V.I. Core Equity Fund                                     July 1, 2007 April 30, 2015
Invesco V.I. Diversified Dividend Fund                       February 12, 2010 April 30, 2015
Invesco V.I. Diversified Income Fund                              July 1, 2007 April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund                   February 12, 2010 April 30, 2015
Invesco V.I. Equity and Income Fund                          February 12, 2010 April 30, 2015
Invesco V.I. Global Core Equity Fund                         February 12, 2010 April 30, 2015
Invesco V.I. Global Health Care Fund                              July 1, 2007 April 30, 2015
Invesco V.I. Global Real Estate Fund                              July 1, 2007 April 30, 2015
Invesco V.I. Government Securities Fund                           July 1, 2007 April 30, 2015
Invesco V.I. Growth and Income Fund                          February 12, 2010 April 30, 2015
Invesco V.I. High Yield Fund                                      July 1, 2007 April 30, 2015
Invesco V.I. International Growth Fund                            July 1, 2007 April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund                             July 1, 2007 April 30, 2015
Invesco V.I. Mid Cap Growth Fund                             February 12, 2010 April 30, 2015
Invesco V.I. Money Market Fund                                    July 1, 2007 April 30, 2015
Invesco V.I. S&P 500 Index Fund                              February 12, 2010 April 30, 2015
Invesco V.I. Small Cap Equity Fund                                July 1, 2007 April 30, 2015
Invesco V.I. Technology Fund                                      July 1, 2007 April 30, 2015
Invesco V.I. Managed Volatility Fund                              July 1, 2007 April 30, 2015
Invesco V.I. Value Opportunities Fund                             July 1, 2007 April 30, 2015

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ---------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund             January 16, 2013 February 28, 2015

                               CLOSED-END FUNDS

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco Municipal Income Opportunities Trust                  June 1, 2010   June 30, 2014
Invesco Quality Municipal Income Trust                        June 1, 2010   June 30, 2014
Invesco Value Municipal Income Trust                          June 1, 2010   June 30, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

   AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
   AIM FUNDS GROUP (INVESCO FUNDS GROUP)
   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
   AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
   AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
   INVESCO QUALITY MUNICIPAL INCOME TRUST
   INVESCO SECURITIES TRUST
   INVESCO VALUE MUNICIPAL INCOME TRUST
   SHORT-TERM INVESTMENTS TRUST
   on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

  INVESCO ADVISERS, INC.

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President
                                                           as of April 30, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2013     June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2013     June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2013     June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2013     June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2013     June 30, 2014
   Class R6 Shares...................... Contractual     1.75%         July 1, 2013     June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2013     June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012     June 30, 2014
   Class B Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012     June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares....................... Contractual     0.75%         June 6, 2011 December 31, 2013
   Class B Shares....................... Contractual     1.50%         June 6, 2011 December 31, 2013
   Class C Shares....................... Contractual     1.50%         June 6, 2011 December 31, 2013
   Class R Shares....................... Contractual     1.00%         June 6, 2011 December 31, 2013
   Class R5 Shares...................... Contractual     0.50%         June 6, 2011 December 31, 2013
   Class R6 Shares...................... Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares....................... Contractual     0.50%         June 6, 2011 December 31, 2013

Invesco Core Plus Bond Fund
   Class A Shares....................... Contractual     0.84%      January 1, 2014 December 31, 2014
   Class B Shares....................... Contractual     1.59%      January 1, 2014 December 31, 2014
   Class C Shares....................... Contractual     1.59%      January 1, 2014 December 31, 2014
   Class R Shares....................... Contractual     1.09%      January 1, 2014 December 31, 2014
   Class R5 Shares...................... Contractual     0.59%      January 1, 2014 December 31, 2014
   Class R6 Shares...................... Contractual     0.59%      January 1, 2014 December 31, 2014
   Class Y Shares....................... Contractual     0.59%      January 1, 2014 December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012     June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2012     June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012     June 30, 2014

Invesco Equity and Income Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012     June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012     June 30, 2014
   Class R Shares....................... Contractual     1.75%         July 1, 2012     June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012     June 30, 2014
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012     June 30, 2014

Invesco Floating Rate Fund
   Class A Shares....................... Contractual     1.50%       April 14, 2006     June 30, 2014
   Class C Shares....................... Contractual     2.00%       April 14, 2006     June 30, 2014
   Class R Shares....................... Contractual     1.75%       April 14, 2006     June 30, 2014
   Class R5 Shares...................... Contractual     1.25%       April 14, 2006     June 30, 2014
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.25%      October 3, 2008     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco Global Real Estate Income Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009  June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009  June 30, 2014

Invesco Growth and Income Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2012  June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014

Invesco Low Volatility Equity Yield Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014
   Investor Class Shares................ Contractual     2.00%         July 1, 2012  June 30, 2014

Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012  June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014

Invesco Small Cap Discovery Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%   September 24, 2012  June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014

Invesco Strategic Real Return Fund
   Class A Shares....................... Contractual     0.78%       April 30, 2014 April 30, 2015
   Class C Shares....................... Contractual     1.53%       April 30, 2014 April 30, 2015
   Class R Shares....................... Contractual     1.03%       April 30, 2014 April 30, 2015
   Class R5 Shares...................... Contractual     0.53%       April 30, 2014 April 30, 2015
   Class R6 Shares...................... Contractual     0.53%       April 30, 2014 April 30, 2015
   Class Y Shares....................... Contractual     0.53%       April 30, 2014 April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009 June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012 June 30, 2014
   Class S Shares....................... Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009 June 30, 2014

Invesco Diversified Dividend Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2013 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2013 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2013 June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2013 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2013 June 30, 2014
   Class R6 Shares...................... Contractual     1.75%         July 1, 2013 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2013 June 30, 2014
   Investor Class Shares................ Contractual     2.00%         July 1, 2013 June 30, 2014

Invesco Summit Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class P Shares....................... Contractual     1.85%         July 1, 2009 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009 June 30, 2014
   Class S Shares....................... Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009 June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009 June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014

Invesco Global Core Equity Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2013 June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2013 June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2013 June 30, 2014
   Class R Shares....................... Contractual     2.50%         July 1, 2013 June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2013 June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2013 June 30, 2014

Invesco International Small Company Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009 June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2009 June 30, 2014
   Class R6 Shares...................... Contractual     2.00%   September 24, 2012 June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009 June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009 June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Alternative Strategies Fund
   Class A Shares....................... Contractual     0.82%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     1.57%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     1.07%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     0.57%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     0.57%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     0.57%    December 17, 2013 December 31, 2015

Invesco Balanced-Risk Retirement 2020
  Fund
   Class A Shares....................... Contractual     0.25%     November 4, 2009    April 30, 2015
   Class AX Shares...................... Contractual     0.25%    February 12, 2010    April 30, 2015
   Class B Shares....................... Contractual     1.00%     November 4, 2009    April 30, 2015
   Class C Shares....................... Contractual     1.00%     November 4, 2009    April 30, 2015
   Class CX Shares...................... Contractual     1.00%    February 12, 2010    April 30, 2015
   Class R Shares....................... Contractual     0.50%     November 4, 2009    April 30, 2015
   Class R5 Shares...................... Contractual     0.00%     November 4, 2009    April 30, 2015
   Class R6 Shares...................... Contractual     0.00%   September 24, 2012    April 30, 2015
   Class RX Shares...................... Contractual     0.50%    February 12, 2010    April 30, 2015
   Class Y Shares....................... Contractual     0.00%     November 4, 2009    April 30, 2015

Invesco Balanced-Risk Retirement 2030
  Fund
   Class A Shares....................... Contractual     0.25%     November 4, 2009    April 30, 2015
   Class AX Shares...................... Contractual     0.25%    February 12, 2010    April 30, 2015
   Class B Shares....................... Contractual     1.00%     November 4, 2009    April 30, 2015
   Class C Shares....................... Contractual     1.00%     November 4, 2009    April 30, 2015
   Class CX Shares...................... Contractual     1.00%    February 12, 2010    April 30, 2015
   Class R Shares....................... Contractual     0.50%     November 4, 2009    April 30, 2015
   Class R5 Shares...................... Contractual     0.00%     November 4, 2009    April 30, 2015
   Class R6 Shares...................... Contractual     0.00%   September 24, 2012    April 30, 2015
   Class RX Shares...................... Contractual     0.50%    February 12, 2010    April 30, 2015
   Class Y Shares....................... Contractual     0.00%     November 4, 2009    April 30, 2015

Invesco Balanced-Risk Retirement 2040
  Fund
   Class A Shares....................... Contractual     0.25%     November 4, 2009    April 30, 2015
   Class AX Shares...................... Contractual     0.25%    February 12, 2010    April 30, 2015
   Class B Shares....................... Contractual     1.00%     November 4, 2009    April 30, 2015
   Class C Shares....................... Contractual     1.00%     November 4, 2009    April 30, 2015
   Class CX Shares...................... Contractual     1.00%    February 12, 2010    April 30, 2015
   Class R Shares....................... Contractual     0.50%     November 4, 2009    April 30, 2015
   Class R5 Shares...................... Contractual     0.00%     November 4, 2009    April 30, 2015
   Class R6 Shares...................... Contractual     0.00%   September 24, 2012    April 30, 2015
   Class RX Shares...................... Contractual     0.50%    February 12, 2010    April 30, 2015
   Class Y Shares....................... Contractual     0.00%     November 4, 2009    April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050
  Fund
   Class A Shares....................... Contractual     0.25%     November 4, 2009 April 30, 2015
   Class AX Shares...................... Contractual     0.25%    February 12, 2010 April 30, 2015
   Class B Shares....................... Contractual     1.00%     November 4, 2009 April 30, 2015
   Class C Shares....................... Contractual     1.00%     November 4, 2009 April 30, 2015
   Class CX Shares...................... Contractual     1.00%    February 12, 2010 April 30, 2015
   Class R Shares....................... Contractual     0.50%     November 4, 2009 April 30, 2015
   Class R5 Shares...................... Contractual     0.00%     November 4, 2009 April 30, 2015
   Class R6 Shares...................... Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares...................... Contractual     0.50%    February 12, 2010 April 30, 2015
   Class Y Shares....................... Contractual     0.00%     November 4, 2009 April 30, 2015

Invesco Balanced-Risk Retirement Now
  Fund
   Class A Shares....................... Contractual     0.25%     November 4, 2009 April 30, 2015
   Class AX Shares...................... Contractual     0.25%    February 12, 2010 April 30, 2015
   Class B Shares....................... Contractual     1.00%     November 4, 2009 April 30, 2015
   Class C Shares....................... Contractual     1.00%     November 4, 2009 April 30, 2015
   Class CX Shares...................... Contractual     1.00%    February 12, 2010 April 30, 2015
   Class R Shares....................... Contractual     0.50%     November 4, 2009 April 30, 2015
   Class R5 Shares...................... Contractual     0.00%     November 4, 2009 April 30, 2015
   Class R6 Shares...................... Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares...................... Contractual     0.50%    February 12, 2010 April 30, 2015
   Class Y Shares....................... Contractual     0.00%     November 4, 2009 April 30, 2015

Invesco Conservative Allocation Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012  June 30, 2014
   Class S Shares....................... Contractual     1.40%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012  June 30, 2014

Invesco Convertible Securities Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012  June 30, 2014
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012  June 30, 2014

Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009  June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009  June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009  June 30, 2014
   Class R Shares....................... Contractual     2.50%         July 1, 2009  June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2009  June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009  June 30, 2014

Invesco Growth Allocation Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012  June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2012  June 30, 2014
   Class S Shares....................... Contractual     1.90%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares....................... Contractual     0.25%          May 1, 2012 April 30, 2015
   Class B Shares....................... Contractual     1.00%          May 1, 2012 April 30, 2015
   Class C Shares....................... Contractual     1.00%          May 1, 2012 April 30, 2015
   Class R Shares....................... Contractual     0.50%          May 1, 2012 April 30, 2015
   Class R5 Shares...................... Contractual     0.00%          May 1, 2012 April 30, 2015
   Class Y Shares....................... Contractual     0.00%          May 1, 2012 April 30, 2015

Invesco International Allocation Fund
   Class A Shares....................... Contractual     2.25%          May 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     3.00%          May 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     3.00%          May 1, 2012  June 30, 2014
   Class R Shares....................... Contractual     2.50%          May 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     2.00%          May 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     2.00%          May 1, 2012  June 30, 2014

Invesco Mid Cap Core Equity Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009  June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009  June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009  June 30, 2014

Invesco Moderate Allocation Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R Shares....................... Contractual     1.75%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012  June 30, 2014
   Class S Shares....................... Contractual     1.40%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012  June 30, 2014

Invesco Multi-Asset Inflation Fund
   Class A Shares....................... Contractual     0.73%       April 30, 2014 April 30, 2015
   Class C Shares....................... Contractual     1.48%       April 30, 2014 April 30, 2015
   Class R Shares....................... Contractual     0.98%       April 30, 2014 April 30, 2015
   Class Y Shares....................... Contractual     0.48%       April 30, 2014 April 30, 2015
   Class R5 Shares...................... Contractual     0.48%       April 30, 2014 April 30, 2015
   Class R6 Shares...................... Contractual     0.48%       April 30, 2014 April 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009  June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009  June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009  June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009  June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009  June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009  June 30, 2014
   Investor Class Shares................ Contractual     2.00%         July 1, 2009  June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012  June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012  June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012  June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012  June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009     June 30, 2014

Invesco European Growth Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class R Shares....................... Contractual     2.50%         July 1, 2009     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009     June 30, 2014
   Investor Class Shares................ Contractual     2.25%         July 1, 2009     June 30, 2014

Invesco Global Growth Fund
   Class A Shares....................... Contractual     2.25%      January 1, 2013     June 30, 2014
   Class B Shares....................... Contractual     3.00%      January 1, 2013     June 30, 2014
   Class C Shares....................... Contractual     3.00%      January 1, 2013     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%      January 1, 2013     June 30, 2014
   Class R6 Shares...................... Contractual     2.00%      January 1, 2013     June 30, 2014
   Class Y Shares....................... Contractual     2.00%      January 1, 2013     June 30, 2014

Invesco Global Opportunities Fund
   Class A Shares....................... Contractual     1.36%       August 1, 2012 February 28, 2015
   Class C Shares....................... Contractual     2.11%       August 1, 2012 February 28, 2015
   Class R Shares....................... Contractual     1.61%       August 1, 2012 February 28, 2015
   Class R5 Shares...................... Contractual     1.11%       August 1, 2012 February 28, 2015
   Class R6 Shares...................... Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares....................... Contractual     1.11%       August 1, 2012 February 28, 2015

Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2009     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009     June 30, 2014

Invesco International Core Equity Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class R Shares....................... Contractual     2.50%         July 1, 2009     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2009     June 30, 2014
   Class R6 Shares...................... Contractual     2.00%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009     June 30, 2014
   Investor Class Shares................ Contractual     2.25%         July 1, 2009     June 30, 2014

Invesco International Growth Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2013     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2013     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2013     June 30, 2014
   Class R Shares....................... Contractual     2.50%         July 1, 2013     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2013     June 30, 2014
   Class R6 Shares...................... Contractual     2.00%         July 1, 2013     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2013     June 30, 2014

Invesco Select Opportunities Fund
   Class A Shares....................... Contractual     1.51%       August 1, 2012 February 28, 2015
   Class C Shares....................... Contractual     2.26%       August 1, 2012 February 28, 2015
   Class R Shares....................... Contractual     1.76%       August 1, 2012 February 28, 2015
   Class R5 Shares...................... Contractual     1.26%       August 1, 2012 February 28, 2015
   Class R6 Shares...................... Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares....................... Contractual     1.26%       August 1, 2012 February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares....................... Contractual     1.62%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.37%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     1.87%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.37%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.37%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.37%    December 17, 2013 December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012     June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2012     June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2012     June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012     June 30, 2014

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares....................... Contractual     1.22%    November 29, 2010     June 30, 2014
   Class B Shares....................... Contractual     1.97%    November 29, 2010     June 30, 2014
   Class C Shares....................... Contractual     1.97%    November 29, 2010     June 30, 2014
   Class R Shares....................... Contractual     1.47%    November 29, 2010     June 30, 2014
   Class R5 Shares...................... Contractual     0.97%    November 29, 2010     June 30, 2014
   Class R6 Shares...................... Contractual     0.97%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     0.97%    November 29, 2010     June 30, 2014

Invesco China Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2009     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2009     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2009     June 30, 2014

Invesco Developing Markets Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2012     June 30. 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2012     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class R6 Shares...................... Contractual     2.00%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014

Invesco Emerging Markets Equity Fund
   Class A Shares....................... Contractual     1.85%         May 11, 2011 February 28, 2015
   Class C Shares....................... Contractual     2.60%         May 11, 2011 February 28, 2015
   Class R Shares....................... Contractual     2.10%         May 11, 2011 February 28, 2015
   Class R5 Shares...................... Contractual     1.60%         May 11, 2011 February 28, 2015
   Class R6 Shares...................... Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares....................... Contractual     1.60%         May 11, 2011 February 28, 2015

Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares....................... Contractual     1.24%        June 14, 2010 February 28, 2015
   Class B Shares....................... Contractual     1.99%        June 14, 2010 February 28, 2015
   Class C Shares....................... Contractual     1.99%        June 14, 2010 February 28, 2015
   Class R Shares....................... Contractual     1.49%        June 14, 2010 February 28, 2015
   Class Y Shares....................... Contractual     0.99%        June 14, 2010 February 28, 2015
   Class R5 Shares...................... Contractual     0.99%        June 14, 2010 February 28, 2015
   Class R6 Shares...................... Contractual     0.99%   September 24, 2012 February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009     June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009     June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009     June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009     June 30, 2014

Invesco Global Health Care Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012     June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012     June 30, 2014
   Investor Class Shares................ Contractual     2.00%         July 1, 2012     June 30, 2014

Invesco Global Infrastructure Fund
   Class A Shares....................... Contractual     1.40%          May 2, 2014      May 31, 2015
   Class C Shares....................... Contractual     2.15%          May 2, 2014      May 31, 2015
   Class R Shares....................... Contractual     1.65%          May 2, 2014      May 31, 2015
   Class Y Shares....................... Contractual     1.15%          May 2, 2014      May 31, 2015
   Class R5 Shares...................... Contractual     1.15%          May 2, 2014      May 31, 2015
   Class R6 Shares...................... Contractual     1.15%          May 2, 2014      May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares....................... Contractual     2.25%      August 28, 2013 December 16, 2013
   Class C Shares....................... Contractual     3.00%      August 28, 2013 December 16, 2013
   Class R Shares....................... Contractual     2.50%      August 28, 2013 December 16, 2013
   Class R5 Shares...................... Contractual     2.00%      August 28, 2013 December 16, 2013
   Class R6 Shares...................... Contractual     2.00%      August 28, 2013 December 16, 2013
   Class Y Shares....................... Contractual     2.00%      August 28, 2013 December 16, 2013

Invesco Global Markets Strategy Fund/5/
   Class A Shares....................... Contractual     1.80%    December 17, 2013 February 28, 2015
   Class C Shares....................... Contractual     2.55%    December 17, 2013 February 28, 2015
   Class R Shares....................... Contractual     2.05%    December 17, 2013 February 28, 2015
   Class R5 Shares...................... Contractual     1.55%    December 17, 2013 February 28, 2015
   Class R6 Shares...................... Contractual     1.55%    December 17, 2013 February 28, 2015
   Class Y Shares....................... Contractual     1.55%    December 17, 2013 February 28, 2015

Invesco Global Market Neutral Fund
   Class A Shares....................... Contractual     1.62%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.37%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     1.87%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.37%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.37%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.37%    December 17, 2013 December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares....................... Contractual     1.71%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.46%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     1.96%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.46%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.46%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.46%    December 17, 2013 December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares....................... Contractual     1.10%       March 31, 2006 February 28, 2015
   Class B Shares....................... Contractual     1.85%       March 31, 2006 February 28, 2015
   Class C Shares....................... Contractual     1.85%       March 31, 2006 February 28, 2015
   Class R5 Shares...................... Contractual     0.85%      October 3, 2008 February 28, 2015
   Class R6 Shares...................... Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares....................... Contractual     0.85%       March 31, 2006 February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares....................... Contractual     1.87%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.62%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     2.12%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.62%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.62%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.62%    December 17, 2013 December 31, 2015

Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares....................... Contractual     1.72%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.47%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     1.97%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.47%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.47%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.47%    December 17, 2013 December 31, 2015

Invesco MLP Fund........................
   Class A Shares....................... Contractual     1.50%          May 2, 2014      May 31, 2015
   Class C Shares....................... Contractual     2.25%          May 2, 2014      May 31, 2015
   Class R Shares....................... Contractual     1.75%          May 2, 2014      May 31, 2015
   Class R5 Shares...................... Contractual     1.25%          May 2, 2014      May 31, 2015
   Class R6 Shares...................... Contractual     1.25%          May 2, 2014      May 31, 2015
   Class Y Shares....................... Contractual     1.25%          May 2, 2014      May 31, 2015

Invesco Macro international Equity Fund
   Class A Shares....................... Contractual     1.43%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.18%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     1.68%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.18%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.18%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.18%    December 17, 2013 December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares....................... Contractual     1.87%    December 17, 2013 December 31, 2015
   Class C Shares....................... Contractual     2.62%    December 17, 2013 December 31, 2015
   Class R Shares....................... Contractual     2.12%    December 17, 2013 December 31, 2015
   Class R5 Shares...................... Contractual     1.62%    December 17, 2013 December 31, 2015
   Class R6 Shares...................... Contractual     1.62%    December 17, 2013 December 31, 2015
   Class Y Shares....................... Contractual     1.62%    December 17, 2013 December 31, 2015

Invesco Pacific Growth Fund
   Class A Shares....................... Contractual     2.25%         July 1, 2012     June 30, 2014
   Class B Shares....................... Contractual     3.00%         July 1, 2012     June 30, 2014
   Class C Shares....................... Contractual     3.00%         July 1, 2012     June 30, 2014
   Class R Shares....................... Contractual     2.50%         July 1, 2012     June 30, 2014
   Class R5 Shares...................... Contractual     2.00%         July 1, 2012     June 30, 2014
   Class Y Shares....................... Contractual     2.00%         July 1, 2012     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares....................... Contractual     0.89%    December 13, 2011 February 28, 2015
   Class C Shares....................... Contractual     1.64%    December 13, 2011 February 28, 2015
   Class R Shares....................... Contractual     1.14%    December 13, 2011 February 28, 2015
   Class R5 Shares...................... Contractual     0.64%    December 13, 2011 February 28, 2015
   Class R6 Shares...................... Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares....................... Contractual     0.64%    December 13, 2011 February 28, 2015

Invesco Select Companies Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009     June 30. 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009     June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009     June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009     June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009     June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009     June 30, 2014

Invesco Strategic Income Fund
   Class A Shares....................... Contractual     0.82%          May 2, 2014      May 31, 2015
   Class C Shares....................... Contractual     1.57%          May 2, 2014      May 31, 2015
   Class R Shares....................... Contractual     1.07%          May 2, 2014      May 31, 2015
   Class Y Shares....................... Contractual     0.57%          May 2, 2014      May 31, 2015
   Class R5 Shares...................... Contractual     0.57%          May 2, 2014      May 31, 2015
   Class R6 Shares...................... Contractual     0.57%          May 2, 2014      May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012 June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2012 June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2012 June 30, 2014
   Class R Shares....................... Contractual     1.75%         July 1, 2012 June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012 June 30, 2014
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012 June 30, 2014

Invesco Global Real Estate Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2009 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009 June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009 June 30, 2014

Invesco High Yield Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2013 June 30, 2014
   Class B Shares....................... Contractual     2.25%         July 1, 2013 June 30, 2014
   Class C Shares....................... Contractual     2.25%         July 1, 2013 June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2013 June 30, 2014
   Class R6 Shares...................... Contractual     1.25%         July 1, 2013 June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2013 June 30, 2014
   Investor Class Shares................ Contractual     1.50%         July 1, 2013 June 30, 2014

Invesco Limited Maturity Treasury Fund
   Class A Shares....................... Contractual     1.50%         July 1, 2012 June 30, 2014
   Class A2 Shares...................... Contractual     1.40%         July 1, 2012 June 30, 2014
   Class R5 Shares...................... Contractual     1.25%         July 1, 2012 June 30, 2014
   Class Y Shares....................... Contractual     1.25%         July 1, 2012 June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014



                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                     ------------ ----------  ----------------- -------------
Invesco Municipal Bond Fund
   Class A Shares....................... Contractual     1.50%       July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.25%       July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.25%       July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.25%       July 1, 2012   June 30, 2014
   Investor Class Shares................ Contractual     1.50%       July 1, 2012   June 30, 2014

Invesco Real Estate Fund                                             July 1, 2012
   Class A Shares....................... Contractual     2.00%       July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.75%       July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.75%       July 1, 2012   June 30, 2014
   Class R Shares....................... Contractual     2.25%       July 1, 2012   June 30, 2014
   Class R5 Shares...................... Contractual     1.75%      September 24,   June 30, 2014
   Class R6 Shares...................... Contractual     1.75%               2012   June 30, 2014
   Class Y Shares....................... Contractual     1.75%       July 1, 2012   June 30, 2014
   Investor Class Shares................ Contractual     2.00%       July 1, 2012   June 30, 2014

Invesco Short Term Bond Fund
   Class A Shares....................... Contractual     1.40%       July 1, 2013   June 30, 2014
   Class C Shares....................... Contractual     1.75%/2/    July 1, 2013   June 30, 2014
   Class R Shares....................... Contractual     1.75%       July 1, 2013   June 30, 2014
   Class R5 Shares...................... Contractual     1.25%       July 1, 2013   June 30, 2014
   Class R6 Shares...................... Contractual     1.25%       July 1, 2013   June 30, 2014
   Class Y Shares....................... Contractual     1.25%       July 1, 2013   June 30, 2014

Invesco U.S. Government Fund
   Class A Shares....................... Contractual     1.50%       July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.25%       July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.25%       July 1, 2012   June 30, 2014
   Class R Shares....................... Contractual     1.75%       July 1, 2012   June 30, 2014
   Class R5 Shares...................... Contractual     1.25%       July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.25%       July 1, 2012   June 30, 2014
   Investor Class Shares................ Contractual     1.50%       July 1, 2012   June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2013 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2013 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2013 June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2013 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2013 June 30, 2014
   Class R6 Shares...................... Contractual     1.75%         July 1, 2013 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2013 June 30, 2014

Invesco Comstock Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2012 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2012 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2012 June 30, 2014
   Class R Shares....................... Contractual     2.25%         July 1, 2012 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2012 June 30, 2014
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2012 June 30, 2014

Invesco Energy Fund
   Class A Shares....................... Contractual     2.00%         July 1, 2009 June 30, 2014
   Class B Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class C Shares....................... Contractual     2.75%         July 1, 2009 June 30, 2014
   Class R5 Shares...................... Contractual     1.75%         July 1, 2009 June 30, 2014
   Class Y Shares....................... Contractual     1.75%         July 1, 2009 June 30, 2014
   Investor Class Shares................ Contractual     2.00%         July 1, 2009 June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares....................... Contractual     1.10%    February 6, 2013 August 31, 2014
   Class B Shares....................... Contractual     1.85%    February 6, 2013 August 31, 2014
   Class C Shares....................... Contractual     1.85%    February 6, 2013 August 31, 2014
   Class R5 Shares...................... Contractual     0.85%    February 6, 2013 August 31, 2014
   Class R6 Shares...................... Contractual     0.85%    February 6, 2013 August 31, 2014
   Class Y Shares....................... Contractual     0.85%    February 6, 2013 August 31, 2014
   Investor Class Shares................ Contractual     1.10%    February 6, 2013 August 31, 2014

Invesco Gold & Precious Metals Fund
   Class A Shares....................... Contractual     2.00%        July 1, 2009   June 30, 2014
   Class B Shares....................... Contractual     2.75%        July 1, 2009   June 30, 2014
   Class C Shares....................... Contractual     2.75%        July 1, 2009   June 30, 2014
   Class Y Shares....................... Contractual     1.75%        July 1, 2009   June 30, 2014
   Investor Class Shares................ Contractual     2.00%        July 1, 2009   June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares....................... Contractual     1.15%       July 15, 2013   July 31, 2015
   Class B Shares....................... Contractual     1.90%       July 15, 2013   July 31, 2015
   Class C Shares....................... Contractual     1.90%       July 15, 2013   July 31, 2015
   Class R Shares....................... Contractual     1.40%       July 15, 2013   July 31, 2015
   Class R5 Shares...................... Contractual     0.90%       July 15, 2013   July 31, 2015
   Class R6 Shares...................... Contractual     0.90%       July 15, 2013   July 31, 2015
   Class Y Shares....................... Contractual     0.90%       July 15, 2013   July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares....................... Contractual     2.00%        July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.75%        July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.75%        July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.75%        July 1, 2012   June 30, 2014

Invesco Technology Fund
   Class A Shares....................... Contractual     2.00%        July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.75%        July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.75%        July 1, 2012   June 30, 2014
   Class R5 Shares...................... Contractual     1.75%        July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.75%        July 1, 2012   June 30, 2014
   Investor Class Shares................ Contractual     2.00%        July 1, 2012   June 30, 2014

Invesco Technology Sector Fund
   Class A Shares....................... Contractual     2.00%   February 12, 2010   June 30, 2014
   Class B Shares....................... Contractual     2.75%   February 12, 2010   June 30, 2014
   Class C Shares....................... Contractual     2.75%   February 12, 2010   June 30, 2014
   Class Y Shares....................... Contractual     1.75%   February 12, 2010   June 30, 2014

Invesco Value Opportunities Fund
   Class A Shares....................... Contractual     2.00%        July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.75%        July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.75%        July 1, 2012   June 30, 2014
   Class R Shares....................... Contractual     2.25%        July 1, 2012   June 30, 2014
   Class R5 Shares...................... Contractual     1.75%        July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.75%        July 1, 2012   June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares....................... Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares....................... Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares....................... Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares...................... Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares....................... Contractual     1.25%     July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares....................... Contractual     0.80%      July 1, 2013   June 30, 2014
   Class B Shares....................... Contractual     1.55%      July 1, 2013   June 30, 2014
   Class C Shares....................... Contractual     1.55%      July 1, 2013   June 30, 2014
   Class Y Shares....................... Contractual     0.55%      July 1, 2013   June 30, 2014

Invesco Municipal Income Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2013   June 30, 2014
   Class B Shares....................... Contractual     2.25%      July 1, 2013   June 30, 2014
   Class C Shares....................... Contractual     2.25%      July 1, 2013   June 30, 2014
   Class Y Shares....................... Contractual     1.25%      July 1, 2013   June 30, 2014
   Investor Class....................... Contractual     1.50%     July 15, 2013   June 30, 2014

Invesco New York Tax Free Income Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2012   June 30, 2014
   Class B Shares....................... Contractual     2.25%      July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.25%      July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.25%      July 1, 2012   June 30, 2014

Invesco Tax-Free Intermediate Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2012   June 30, 2014
   Class A2 Shares...................... Contractual     1.25%      July 1, 2012   June 30, 2014
   Class C Shares....................... Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares...................... Contractual     1.25%      July 1, 2012   June 30, 2014
   Class Y Shares....................... Contractual     1.25%      July 1, 2012   June 30, 2014

                           INVESCO SECURITIES TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund....................... Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                           as of April 30, 2014

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1/,/2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class........... Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class................. Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class............. Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class....... Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class........ Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class................... Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class.................. Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Government TaxAdvantage Portfolio
   Cash Management Class........... Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class................. Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class............. Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class....... Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class........ Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class................... Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class.................. Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Liquid Assets Portfolio
   Cash Management Class........... Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class................. Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class............. Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class....... Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class........ Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class................... Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class.................. Contractual     0.34%      July 1, 2009    December 31, 2014
STIC Prime Portfolio
   Cash Management Class........... Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class................. Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class............. Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class....... Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class........ Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class................... Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class.................. Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class........... Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class................. Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class............. Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class....... Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class........ Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class................... Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class.................. Contractual     0.41%/2/   July 1, 2009    December 31, 2014
Treasury Portfolio
   Cash Management Class........... Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class................. Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class............. Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class....... Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class........ Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class................... Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class.................. Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of April 30, 2014

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares...................... Contractual     0.90%     July 1, 2012     June 30, 2014
   Series II Shares..................... Contractual     1.15%     July 1, 2012     June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares...................... Contractual     2.00%     July 1, 2012     June 30, 2014
   Series II Shares..................... Contractual     2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares...................... Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares..................... Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares...................... Contractual     0.76%      May 1, 2014    April 30, 2015
   Series II Shares..................... Contractual     1.01%      May 1, 2014    April 30, 2015
Invesco V.I. Comstock Fund
   Series I Shares...................... Contractual     0.78%      May 1, 2013    April 30, 2015
   Series II Shares..................... Contractual     1.03%      May 1, 2013    April 30, 2015
Invesco V.I. Core Equity Fund
   Series I Shares...................... Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares..................... Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares...................... Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares..................... Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares...................... Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares..................... Contractual     1.00%     July 1, 2005    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500
  Fund
   Series I Shares...................... Contractual     2.00%     July 1, 2012     June 30, 2014
   Series II Shares..................... Contractual     2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares...................... Contractual     1.50%     July 1, 2012     June 30, 2014
   Series II Shares..................... Contractual     1.75%     July 1, 2012     June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of April 30, 2014

Invesco V.I. Global Core Equity Fund
   Series I Shares...................... Contractual 2.25% July 1, 2012  June 30, 2014
   Series II Shares..................... Contractual 2.50% July 1, 2012  June 30, 2014
Invesco V.I. Global Health Care Fund
   Series I Shares...................... Contractual 2.00%  May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 2.25%  May 1, 2013  June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares...................... Contractual 2.00%  May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 2.25%  May 1, 2013  June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares...................... Contractual 1.50%  May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 1.75%  May 1, 2013  June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares...................... Contractual 0.78%  May 1, 2013 April 30, 2015
   Series II Shares..................... Contractual 1.03%  May 1, 2013 April 30, 2015
Invesco V.I. High Yield Fund
   Series I Shares...................... Contractual 0.80%  May 2, 2011 April 30, 2014
   Series II Shares..................... Contractual 1.05%  May 2, 2011 April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares...................... Contractual 2.25% July 1, 2012  June 30, 2014
   Series II Shares..................... Contractual 2.50% July 1, 2012  June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares...................... Contractual 2.00%  May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 2.25%  May 1, 2013  June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares...................... Contractual 1.09% July 1, 2012  June 30, 2014
   Series II Shares..................... Contractual 1.34% July 1, 2012  June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares...................... Contractual 1.50%  May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 1.75%  May 1, 2013  June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares...................... Contractual 2.00% July 1, 2012  June 30, 2014
   Series II Shares..................... Contractual 2.25% July 1, 2012  June 30, 2014
Invesco V.I. Small Cap Equity Fund
   Series I Shares...................... Contractual 2.00%  May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 2.25%  May 1, 2013  June 30, 2014

                                                           as of April 30, 2014

Invesco V.I. Technology Fund
   Series I Shares...................... Contractual 2.00%    May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 2.25%    May 1, 2013  June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares...................... Contractual 2.00%    May 1, 2012  June 30, 2014
   Series II Shares..................... Contractual 2.25%    May 1, 2012  June 30, 2014
Invesco V.I. Managed Volatility Fund*
   Series I Shares...................... Contractual 1.03% April 30, 2014 April 30, 2015
   Series II Shares..................... Contractual 1.28% April 30, 2014 April 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares...................... Contractual 2.00%    May 1, 2013  June 30, 2014
   Series II Shares..................... Contractual 2.25%    May 1, 2013  June 30, 2014

* The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                           as of April 30, 2014

                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities
  Trust................................ Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                              ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income
  Trust.......................... Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                             VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                            ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income
  Trust........................ Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 28
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This amendment effective as of April 30, 2014, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco V.I. Utilities Fund to Invesco V.I. Managed Volatility Fund;

   NOW, THEREFORE, the parties agree that:

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                  EFFECTIVE DATE OF
             NAME OF FUND                        ADVISORY AGREEMENT
             ------------                        ------------------
 Invesco V.I. Balanced-Risk Allocation  January 7, 2011
 Fund
 Invesco V.I. Core Equity Fund          May 1, 2000
 Invesco V.I. Diversified Income Fund   May 1, 2000
 Invesco V.I. Global Health Care Fund   April 30, 2004
 Invesco V.I. Global Real Estate Fund   April 30, 2004
 Invesco V.I. Government Securities     May 1, 2000
 Fund
 Invesco V.I. High Yield Fund           May 1, 2000
 Invesco V.I. International Growth Fund May 1, 2000
 Invesco V.I. Mid Cap Core Equity Fund  September 10, 2001
 Invesco V.I. Money Market Fund         May 1, 2000
 Invesco V.I. Small Cap Equity Fund     September 1, 2003
 Invesco V.I. Technology Fund           April 30, 2004
 Invesco V.I. Managed Volatility Fund   April 30, 2004
 Invesco V.I. Diversified Dividend Fund February 12, 2010
 Invesco V.I. S&P 500 Index Fund        February 12, 2010
 Invesco V.I. Equally-Weighted S&P 500  February 12, 2010
 Fund
 Invesco V.I. American Franchise Fund   February 12, 2010
 Invesco V.I. American Value Fund       February 12, 2010
 Invesco V.I. Comstock Fund             February 12, 2010
 Invesco V.I. Equity and Income Fund    February 12, 2010
 Invesco V.I. Global Core Equity Fund   February 12, 2010
 Invesco V.I. Growth and Income Fund    February 12, 2010
 Invesco V.I. Mid Cap Growth Fund       February 12, 2010
 Invesco V.I. Value Opportunities Fund  September 10, 2001

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                  INVESCO V.I. BALANCED-RISK ALLOCATION FUND

             NET ASSETS                               ANNUAL RATE*
             ----------                               ------------
             First $250 million......................     0.95%
             Next $250 million.......................    0.925%
             Next $500 million.......................     0.90%
             Next $1.5 billion.......................    0.875%
             Next $2.5 billion.......................     0.85%
             Next $2.5 billion.......................    0.825%
             Next $2.5 billion.......................     0.80%
             Over $10 billion........................    0.775%

* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                     INVESCO V.I. VALUE OPPORTUNITIES FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.695%
              Next $250 million.......................     0.67%
              Next $500 million.......................    0.645%
              Next $1.5 billion.......................     0.62%
              Next $2.5 billion.......................    0.595%
              Next $2.5 billion.......................     0.57%
              Next $2.5 billion.......................    0.545%
              Over $10 billion........................     0.52%

                         INVESCO V.I. CORE EQUITY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.65%
              Over $250 million.......................    0.60%

                     INVESCO V.I. DIVERSIFIED INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.60%
              Over $250 million.......................    0.55%

                      INVESCO V.I. SMALL CAP EQUITY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.745%
              Next $250 million.......................     0.73%

              Next $500 million............................ 0.715%
              Next $1.5 billion............................  0.70%
              Next $2.5 billion............................ 0.685%
              Next $2.5 billion............................  0.67%
              Next $2.5 billion............................ 0.655%
              Over $10 billion.............................  0.64%

                     INVESCO V.I. GLOBAL HEALTH CARE FUND
                     INVESCO V.I. GLOBAL REAL ESTATE FUND
                         INVESCO V.I. TECHNOLOGY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.75%
              Next $250 million.......................    0.74%
              Next $500 million.......................    0.73%
              Next $1.5 billion.......................    0.72%
              Next $2.5 billion.......................    0.71%
              Next $2.5 billion.......................    0.70%
              Next $2.5 billion.......................    0.69%
              Over $10 billion........................    0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.50%
              Over $250 million.......................    0.45%

                         INVESCO V.I. HIGH YIELD FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $200 million......................    0.625%
              Next $300 million.......................     0.55%
              Next $500 million.......................     0.50%
              Over $1 billion.........................     0.45%

                    INVESCO V.I. INTERNATIONAL GROWTH FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.75%
              Over $250 million.......................    0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................    0.725%
              Next $500 million.......................    0.700%
              Next $500 million.......................    0.675%
              Over $1.5 billion.......................     0.65%

                        INVESCO V.I. MONEY MARKET FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.40%
              Over $250 million.......................    0.35%

                     INVESCO V.I. MANAGED VOLATILITY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              All Assets..............................    0.60%

                    INVESCO V.I. DIVERSIFIED DIVIDEND FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.545%
              Next $750 million.......................     0.42%
              Next $1 billion.........................    0.395%
              Over $2 billion.........................     0.37%

                     INVESCO V.I. GLOBAL CORE EQUITY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion........................     0.67%
              Next $500 million.......................    0.645%
              Next $1 billion.........................     0.62%
              Next $1 billion.........................    0.595%
              Next $1 billion.........................     0.57%
              Over $4.5 billion.......................    0.545%

                        INVESCO V.I. S&P 500 INDEX FUND
                  INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $2 billion........................    0.12%
              Over $2 billion.........................    0.10%

                     INVESCO V.I. AMERICAN FRANCHISE FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.695%
              Next $250 million.......................     0.67%
              Next $500 million.......................    0.645%
              Next $550 million.......................     0.62%
              Next $3.45 billion......................     0.60%
              Next $250 million.......................    0.595%
              Next $2.25 billion......................     0.57%
              Next $2.5 billion.......................    0.545%
              Over $10 billion........................     0.52%

                          INVESCO V.I. COMSTOCK FUND
                      INVESCO V.I. GROWTH AND INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................    0.60%
              Over $500 million.......................    0.55%

                      INVESCO V.I. EQUITY AND INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $150 million......................    0.50%
              Next $100 million.......................    0.45%
              Next $100 million.......................    0.40%
              Over $350 million.......................    0.35%

                       INVESCO V.I. MID CAP GROWTH FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................    0.75%
              Next $500 million.......................    0.70%
              Over $1 billion.........................    0.65%

                       INVESCO V.I. AMERICAN VALUE FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion........................    0.72%
              Over $1 billion.........................    0.65%"

2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                          AIM VARIABLE INSURANCE FUNDS
                                          (INVESCO VARIABLE INSURANCE FUNDS)

          Attest:  /s/ Peter Davidson     By:      /s/ John M. Zerr
                   ---------------------           --------------------------
                   Assistant Secretary             John M. Zerr
                                                   Senior Vice President

          (SEAL)

                                          INVESCO ADVISERS, INC.

          Attest:  /s/ Peter Davidson     By:      /s/ John M. Zerr
                   ---------------------           --------------------------
                   Assistant Secretary             John M. Zerr
                                                   Senior Vice President

          (SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 11
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment effective as of April 30, 2014, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desires to change the name of Invesco V.I. Utilities Fund to Invesco V.I. Managed Volatility Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

Invesco V.I. Balanced-Risk Allocation Fund         Invesco V.I. Managed Volatility Fund
Invesco V.I. Core Equity Fund                      Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund               Invesco V.I. S&P 500 Index Fund
Invesco V.I. Global Health Care Fund               Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Global Real Estate Fund               Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund            Invesco V.I. American Value Fund
Invesco V.I. High Yield Fund                       Invesco V.I. Comstock Fund
Invesco V.I. International Growth Fund             Invesco V.I. Equity and Income Fund
Invesco V.I. Mid Cap Core Equity Fund              Invesco V.I. Global Core Equity Fund
Invesco V.I. Money Market Fund                     Invesco V.I. Growth and Income Fund
Invesco V.I. Small Cap Equity Fund                 Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Technology Fund                       Invesco V.I. Value Opportunities Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                INVESCO ADVISERS, INC.

                                Adviser

                                By:     /s/ John M. Zerr
                                        ----------------------------------------
                                Name:   John M. Zerr
                                Title:  Senior Vice President

                                INVESCO CANADA LTD.

                                Sub-Adviser

                                By:     /s/ David C. Warren
                                        ----------------------------------------
                                Name:   David C. Warren
                                Title:  Executive Vice President &
                                        Chief Financial Officer

                                By:     /s/ Harsh Damani
                                        ----------------------------------------
                                Name:   Harsh Damani
                                Title:  Senior Vice President, Fund
                                        Administration & Chief Financial
                                        Officer, Funds

                                INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                Sub-Adviser

                                By:     /s/ C. Puschmann  /s/ Z. Rieger
                                        ----------------------------------------
                                Name:   C. Puschmann          Z. Rieger
                                Title:  Managing Director     Procurator

                                INVESCO ASSET MANAGEMENT LIMITED

                                Sub-Adviser

                                By:     /s/ John Rowland
                                        ----------------------------------------
                                Name:   John Rowland
                                Title:  Director

                                INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                Sub-Adviser

                                By:     /s/ Masakazu Hasegawa
                                        ----------------------------------------
                                Name:   Masakazu Hasegawa
                                Title:  Managing Director

                                INVESCO AUSTRALIA LIMITED

                                Sub-Adviser

                                By:     /s/ Nick Burrell   /s/ Mark Yesberg
                                        ----------------------------------------
                                Name:   Nick Burrell           Mark Yesberg
                                Title:  Company Secretary      Director

                                INVESCO HONG KONG LIMITED

                                Sub-Adviser

                                By:     /s/ Desmond Ng   /s/ Fanny Lee
                                        ----------------------------------------
                                Name:   Desmond Ng           Fanny Lee
                                Title:  Director             Director

                                INVESCO SENIOR SECURED MANAGEMENT, INC.

                                Sub-Adviser

                                By:     /s/ Jeffrey H. Kupor
                                        ----------------------------------------
                                Name:   Jeffrey H. Kupor
                                Title:  Secretary & General Counsel